Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790




                            THE GAMCO WESTWOOD FUNDS

                           GAMCO Westwood Equity Fund
                          GAMCO Westwood Balanced Fund
                       GAMCO Westwood SmallCap Equity Fund
                       GAMCO Westwood Mighty MitesSM Fund
                           GAMCO Westwood Income Fund
               GAMCO Westwood Intermediate Bond Fund (the "Funds")

SUPPLEMENT DATED NOVEMBER 3, 2009, TO THE FUNDS' PROSPECTUSES DATED JANUARY 21, 2009, AS SUPPLEMENTED ON JUNE 16, 2009.

EFFECTIVE NOVEMBER 2, 2009, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE THIRD PARAGRAPH UNDER THE HEADING "THE PORTFOLIO MANAGERS" IN THE FUNDS' PROSPECTUSES.

Mr. Mario J. Gabelli, Ms. Laura Linehan, and Mr. Walter K. Walsh are primarily responsible for the day-today management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Ms. Linehan has served as one of the portfolio managers of the Mighty Mites Fund since its inception in 1998 through June 2009. Ms. Linehan was on a leave of absence from June 2009 through October 2009. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GAMCO Investors, Inc. from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GAMCO Investors, Inc. for various other small-cap portfolios until March 2003 (in addition to serving as portfolio manager of the Mighty Mites Fund). Walter K. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant for Gabelli & Company, Inc.
















Mighty Mites is a service mark of GAMCO Investors, Inc. GAMCO is a licensed mark GAMCO Investors, Inc.